UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02739

Name of Fund:  BlackRock Basic Value Fund, Inc.

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Basic Value Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2017

Date of reporting period: 12/31/2016

Item 1 – Report to Stockholders

DECEMBER 31, 2016
SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®
BlackRock Basic Value Fund, Inc.
Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1.  Access the BlackRock website at blackrock.com

2.  Select “Access Your Account”

3.  Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016

The Markets in Review

Dear Shareholder,

The year 2016 started on a fraught note with worries about slowing growth in China, plunging oil prices and sliding share prices. Then reflationary expectations in the United States helped drive a second-half global growth pick-up and big market reversals. As such, higher-quality asset classes such as Treasury bonds, municipals and investment grade credit prevailed in the first half of the year, only to struggle in the second. In contrast, risk assets sold off at the start of the year and rebounded in the latter half, with some asset classes posting strong year-end returns.

A key takeaway from 2016’s market performance is that economics can trump politics. The global reflationary theme – governments taking policy action to support growth – was the dominant driver of 2016 asset returns, outweighing significant political upheavals and uncertainty. This trend accelerated after the U.S. election on expectations for an extra boost to U.S. growth via fiscal policy.

Markets were remarkably resilient during the year. Spikes in equity volatility after big surprises such as the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election were short-lived. Instead, political surprises and initial sell-offs were seized upon as buying opportunities. We believe this reinforces the case for taking the long view rather than reacting to short-term market noise.

Asset returns varied widely in 2016. Perceived safe assets such as government bonds and low-volatility shares underperformed the higher-risk areas of the market. And the reversal of longstanding trends created opportunities, such as in the recovery of value stocks and commodities.

We expect some of these trends to extend into 2017 and see the potential for more flows into risk assets this year. Learn more by reading our market insights at blackrock.com.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.82%	11.96%
U.S. small cap equities (Russell 2000® Index)	18.68	21.31
International equities (MSCI Europe, Australasia, Far East Index)	5.67	1.00
Emerging market equities (MSCI Emerging Markets Index)	4.49	11.19
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.18	0.33
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(7.51)	(0.16)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.53)	2.65
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.43)	0.77
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.40	17.13

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2016

Investment Objective

BlackRock Basic Value Fund, Inc.’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Fund believes are undervalued and therefore represent basic investment value.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended December 31, 2016, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

Our overweight allocation and stock selection in the financials sector drove out-performance relative to the benchmark over the 6-month period. In particular, overweight positions in Citigroup, Inc., Discover Financial Services, JPMorgan Chase & Co., and Capital One Financial Corp. benefited from rising interest rates and the potential for less onerous regulation with Republicans in control of the White House and both houses of Congress.

•

The Fund’s stock selection in the energy sector also added to relative performance, with overweight positions in Devon Energy Corp., Apache Corp., and Marathon Oil Corp. responding favorably to higher crude oil prices following OPEC’s agreement to curb production. Underweight allocations to the real estate and consumer staples sectors due to valuation concerns also contributed to relative performance.

•

On the negative side, stock selection in and an underweight allocation to the industrials sector was the largest detractor from relative performance during the period, particularly the Fund’s overweight position in Nielsen Holdings PLC. The media analytics company’s stock lagged after disappointing financial results due to weak performance from its marketing information and consumer buying-behavior analytics business. Stock selection in the utilities sector also detracted from relative performance, notably the Fund’s overweight position in independent power producer Dynegy, Inc., whose stock underperformed as power prices stabilized during the summer months.

•

In health care, an overweight allocation and stock selection weighed on relative performance, most notably overweight positions in Gilead Sciences, Inc. and Zimmer Biomet Holdings, Inc. Gilead Sciences’ stock lagged amid concerns about the strength of its development pipeline and increasing competition for the biopharmaceutical company’s hepatitis C treatment, while Zimmer Biomet’s shares underperformed due to challenges in post-merger supply chain integration that led to disappointing financial results.

Describe recent portfolio activity.

•

During the period, the investment adviser modestly increased the Fund’s investments in the consumer staples and utilities sectors, while reducing exposure to financials and information technology (“IT”).

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with the largest sector overweights in financials, IT, health care, consumer discretionary, and energy, while the most significant underweights were in industrials, real estate, consumer staples, and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Citigroup, Inc.	5%
QUALCOMM, Inc.	5
JPMorgan Chase & Co.	5
Cisco Systems, Inc.	5
Discover Financial Services	4
Apache Corp.	4
Pfizer, Inc.	4
Devon Energy Corp.	3
Capital One Financial Corp.	3
Exelon Corp.	3

Sector Allocation	Percent of Net Assets

Financials	31%
Energy	15
Information Technology	12
Health Care	12
Utilities	7
Consumer Discretionary	6
Consumer Staples	5
Telecommunication Services	4
Industrials	4
Materials	2
Short-Term Securities	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended December 31, 2016

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	12.63%	18.54%	N/A	14.14%	N/A	6.02%	N/A
Investor A	12.51	18.28	12.07%	13.84	12.62%	5.72	5.15%
Investor B	11.80	17.06	12.56	12.66	12.41	4.91	4.91
Investor C	12.04	17.27	16.27	12.93	12.93	4.87	4.87
Class K	12.69	18.71	N/A	14.27	N/A	6.13	N/A
Class R	12.28	17.81	N/A	13.45	N/A	5.35	N/A
Russell 1000® Value Index	10.39	17.34	N/A	14.80	N/A	5.72	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,126.30	$ 2.95	$1,000.00	$1,022.43	$ 2.80	0.55%
Investor A	$1,000.00	$1,125.10	$ 4.45	$1,000.00	$1,021.02	$ 4.23	0.83%
Investor B	$1,000.00	$1,118.00	$10.62	$1,000.00	$1,015.17	$10.11	1.99%
Investor C	$1,000.00	$1,120.40	$ 8.66	$1,000.00	$1,017.04	$ 8.24	1.62%
Class K	$1,000.00	$1,126.90	$ 2.36	$1,000.00	$1,022.99	$ 2.24	0.44%
Class R	$1,000.00	$1,122.80	$ 6.21	$1,000.00	$1,019.36	$ 5.90	1.16%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016	5

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to February 4, 2015, Class K Shares performance results are those of Institutional Shares restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016

Schedule of Investments December 31, 2016 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.5%
Boeing Co.	49,440	$7,696,819
Huntington Ingalls Industries, Inc.	37,690	6,942,121
Northrop Grumman Corp.	14,010	3,258,446
Raytheon Co.	21,884	3,107,528

		21,004,914
Airlines — 0.8%
American Airlines Group, Inc.	626,650	29,258,289
Delta Air Lines, Inc.	47,280	2,325,703

		31,583,992
Auto Components — 1.2%
Lear Corp.	302,275	40,012,142
Magna International, Inc.	97,990	4,252,766

		44,264,908
Automobiles — 0.1%
Thor Industries, Inc.	30,753	3,076,838
Banks — 14.2%
Bank of America Corp.	4,042,380	89,336,598
Citigroup, Inc.	3,391,121	201,534,321
JPMorgan Chase & Co.	2,094,384	180,724,395
KeyCorp	1,805,720	32,990,504
Regions Financial Corp.	2,739,594	39,340,570

		543,926,388
Beverages — 0.2%
PepsiCo, Inc.	70,640	7,391,063
Biotechnology — 2.3%
Gilead Sciences, Inc.	1,251,390	89,612,038
Capital Markets — 2.2%
Ameriprise Financial, Inc.	86,240	9,567,466
Morgan Stanley	693,700	29,308,825
Nasdaq, Inc.	680,547	45,678,315

		84,554,606
Chemicals — 0.5%
Akzo Nobel NV — ADR	995,030	20,597,121
Communications Equipment — 5.0%
Cisco Systems, Inc.	5,859,540	177,075,299
Nokia OYJ — ADR (a)	2,719,720	13,081,853

		190,157,152
Construction & Engineering — 0.1%
AECOM (a)(b)	146,920	5,342,010
Consumer Finance — 8.4%
Capital One Financial Corp.	1,422,928	124,136,239
Discover Financial Services	2,307,645	166,358,128
SLM Corp. (b)	2,946,362	32,468,909

		322,963,276

Common Stocks	Shares	Value
Containers & Packaging — 0.9%
Avery Dennison Corp.	89,880	$6,311,374
Bemis Co., Inc.	232,820	11,133,452
Crown Holdings, Inc. (b)	153,450	8,066,867
Graphic Packaging Holding Co.	558,530	6,970,454
Sealed Air Corp.	25,180	1,141,661

		33,623,808
Diversified Telecommunication Services — 2.7%
Verizon Communications, Inc.	1,928,940	102,966,817
Electric Utilities — 3.5%
American Electric Power Co., Inc.	153,160	9,642,954
Duke Energy Corp.	103,570	8,039,103
Exelon Corp.	3,272,950	116,156,995

		133,839,052
Energy Equipment & Services — 0.7%
Superior Energy Services, Inc.	1,548,997	26,147,069
Equity Real Estate Investment Trusts (REITs) — 0.3%
Brixmor Property Group, Inc.	412,040	10,062,017
Food & Staples Retailing — 4.2%
CVS Health Corp.	148,310	11,703,142
Kroger Co.	2,361,180	81,484,322
Rite Aid Corp. (b)	650,935	5,363,704
Walgreens Boots Alliance, Inc.	746,540	61,783,650

		160,334,818
Food Products — 0.3%
Mondelez International, Inc., Class A	291,720	12,931,948
Health Care Equipment & Supplies — 5.3%
Baxter International, Inc.	2,118,210	93,921,431
Hologic, Inc. (b)	40,608	1,629,193
Medtronic PLC	385,416	27,453,182
Zimmer Biomet Holdings, Inc.	778,612	80,352,758

		203,356,564
Hotels, Restaurants & Leisure — 0.1%
Darden Restaurants, Inc.	35,660	2,593,195
Household Durables — 0.9%
Newell Brands, Inc.	664,232	29,657,959
Tupperware Brands Corp.	67,680	3,561,322

		33,219,281
Independent Power and Renewable Electricity Producers — 3.3%
AES Corp.	8,687,360	100,947,123
Dynegy, Inc. (a)(b)	3,056,820	25,860,697

		126,807,820
Industrial Conglomerates — 0.2%
Honeywell International, Inc.	76,875	8,905,969

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016	7

Schedule of Investments (continued)

Common Stocks	Shares	Value
Insurance — 4.2%
Athene Holding Ltd., Class A (b)	179,013	$8,590,834
Genworth Financial, Inc., Class A (b)	188,370	717,690
Hartford Financial Services Group, Inc.	802,763	38,251,657
Lincoln National Corp.	513,781	34,048,267
Prudential Financial, Inc.	495,093	51,519,378
XL Group Ltd.	714,413	26,619,028

		159,746,854
IT Services — 0.4%
Fidelity National Information Services, Inc.	46,460	3,514,234
First Data Corp., Class A (a)(b)	409,020	5,803,994
Total System Services, Inc.	144,200	7,070,126

		16,388,354
Media — 3.1%
Comcast Corp., Class A	680,090	46,960,215
Interpublic Group of Cos., Inc.	862,510	20,191,359
Omnicom Group, Inc.	160,840	13,689,092
Scripps Networks Interactive, Inc., Class A	509,849	36,387,923

		117,228,589
Metals & Mining — 0.5%
Reliance Steel & Aluminum Co.	257,550	20,485,527
Mortgage Real Estate Investment Trusts (REITs) — 0.9%
Starwood Property Trust, Inc. (a)	1,510,430	33,153,939
Multiline Retail — 0.5%
Dollar General Corp.	282,070	20,892,925
Multi-Utilities — 0.1%
Public Service Enterprise Group, Inc.	100,670	4,417,400
Oil, Gas & Consumable Fuels — 14.0%
Apache Corp.	2,485,626	157,762,682
Devon Energy Corp.	2,868,560	131,007,135
Gulfport Energy Corp. (b)	2,604,950	56,371,118
Marathon Oil Corp.	6,169,563	106,795,135
Marathon Petroleum Corp.	719,892	36,246,562
Parsley Energy, Inc., Class A (a)(b)	141,770	4,995,975
Valero Energy Corp.	617,790	42,207,413

		535,386,020
Personal Products — 0.2%
Unilever NV — NY Shares	144,660	5,939,740
Pharmaceuticals — 4.3%
Merck & Co., Inc.	280,500	16,513,035
Pfizer, Inc.	4,536,545	147,346,982

		163,860,017
Professional Services — 2.2%
Dun & Bradstreet Corp.	23,571	2,859,634
Nielsen Holdings PLC (a)	1,929,650	80,948,817

		83,808,451

Common Stocks	Shares	Value
Road & Rail — 0.1%
CSX Corp.	66,020	$2,372,099
Norfolk Southern Corp.	4,200	453,894

		2,825,993
Semiconductors & Semiconductor Equipment — 5.1%
QUALCOMM, Inc.	2,786,180	181,658,936
Teradyne, Inc.	492,510	12,509,754

		194,168,690
Software — 0.2%
Oracle Corp.	250,180	9,619,421
Specialty Retail — 0.0%
Lowe’s Cos., Inc.	10,440	742,493
Technology Hardware, Storage & Peripherals — 1.5%
Apple Inc.	482,570	55,891,257
Thrifts & Mortgage Finance — 0.7%
New York Community Bancorp, Inc.	1,774,680	28,235,159
Tobacco — 0.1%
Philip Morris International, Inc.	61,060	5,586,379
Wireless Telecommunication Services — 1.7%
Telephone & Data Systems, Inc.	1,987,754	57,386,458
United States Cellular Corp. (a)(b)	163,322	7,140,438

		64,526,896
Total Common Stocks — 97.7%		3,742,166,768

Preferred Stocks
Food Products — 0.4%
Tyson Foods, Inc., 4.75% (c)	229,918	15,553,953
Total Long-Term Investments (Cost — $2,878,678,330) — 98.1%		3,757,720,721

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (d)(e)	66,950,426	66,950,426
SL Liquidity Series, LLC, Money Market Series, 0.95% (d)(e)(f)	12,938,146	12,939,439
Total Short-Term Securities, (Cost — $79,889,813) — 2.1%		79,889,865
Total Investments (Cost — $2,958,568,143) — 100.2%		3,837,610,586
Liabilities in Excess of Other Assets — (0.2)%		(8,208,566)

Net Assets — 100.0%		$3,829,402,020

Notes to Schedule of Investments
(a)	Security, or a portion of security, is on loan.
(b)	Non-income producing security.
(c)	Convertible security.

See Notes to Financial Statements.

8	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (concluded)

(d)	During the six months ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2016	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	47,502,455	(47,502,455)	—	—	$18,177		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	66,950,426	66,950,426	$66,950,426	33,197		$ 275
SL Liquidity Series, LLC, Money Market Series	1,643,124	11,295,022	12,938,146	12,939,439	10,961	[1]	2,263
Total				$79,889,865	$62,335		$2,538

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$3,757,720,721	—	—	$3,757,720,721
Short-Term Securities	66,950,426	—	—	66,950,426

Subtotal	$3,824,671,147	$—	—	$3,824,671,147

Investments Valued at NAV[2]				12,939,439

Total Investments				$3,837,610,586

[1]	See above Schedule of Investments for values in each industry.

[2]	As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and have been excluded from the fair value hierarchy.

During the six months ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016	9

Statement of Assets and Liabilities

December 31, 2016 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $12,606,227)(cost — $2,878,678,330)	$3,757,720,721
Investments at value — affiliated (cost — $79,889,813)	79,889,865
Cash	316,025
Receivables:
Investments sold	20,758,281
Securities lending income — affiliated	7,330
Capital shares sold	4,533,500
Dividends — affiliated	15,216
Dividends — unaffiliated	2,931,628
Prepaid expenses	107,659

Total assets	3,866,280,225

Liabilities
Cash collateral on securities loaned at value	12,937,124
Payables:
Investments purchased	7,986,649
Capital shares redeemed	12,527,707
Investment advisory fees	1,342,438
Officer’s and Directors’ fees	43,946
Other accrued expenses	1,226,456
Other affiliates	165,319
Service and distribution fees	648,566

Total liabilities	36,878,205

Net Assets	$3,829,402,020

Net Assets Consist of
Paid-in capital	$2,927,895,442
Distributions in excess of net investment income	(616,072)
Undistributed net realized gain	23,080,207
Net unrealized appreciation (depreciation)	879,042,443

Net Assets	$3,829,402,020

Net Asset Value
Institutional — Based on net assets of $1,858,232,771 and 73,293,789 shares outstanding, 400 million shares authorized, $0.10 par value	$25.35

Investor A — Based on net assets of $1,545,054,532 and 61,590,344 shares outstanding, 200 million shares authorized, $0.10 par value	$25.09

Investor B — Based on net assets of $1,527,311 and 59,744 shares outstanding, 400 million shares authorized, $0.10 par value	$25.56

Investor C — Based on net assets of $348,151,467 and 15,655,732 shares outstanding, 200 million shares authorized, $0.10 par value	$22.24

Class K — Based on net assets of $59,022,826 and 2,327,747 shares outstanding, 200 million shares authorized, $0.10 par value	$25.36

Class R — Based on net assets of $17,413,113 and 734,281 shares outstanding, 400 million shares authorized, $0.10 par value	$23.71

See Notes to Financial Statements.

10	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016

Statement of Operations

Six Months Ended December 31, 2016 (Unaudited)

Investment Income
Dividends — unaffiliated	$42,117,024
Foreign taxes withheld	(36,453)
Dividends — affiliated	51,374
Securities lending — affiliated — net	10,961

Total investment income	42,142,906

Expenses
Investment advisory	7,718,634
Service and distribution — class specific	3,769,963
Transfer agent — class specific	2,423,313
Accounting services	273,122
Professional	65,039
Registration	61,204
Printing	45,165
Officer and Directors	42,601
Custodian	29,624
Miscellaneous	37,298

Total expenses	14,465,963
Less fees waived by the Manager	(10,947)

Total expenses after fees waived	14,455,016

Net investment income	27,687,890

Realized and Unrealized Gain
Net realized gain from:
Investments — unaffiliated	91,215,943
Investments — affiliated	2,263
Capital gain distributions from investment companies — affiliated	275

91,218,481

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	322,851,234
Investments — affiliated	51

322,851,285

Net realized and unrealized gain	414,069,766

Net Increase in Net Assets Resulting from Operations	$441,757,656

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016	11

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016

Operations
Net investment income	$27,687,890	$60,985,505
Net realized gain	91,218,481	119,976,504
Net change in unrealized appreciation (depreciation)	322,851,285	(367,813,250)

Net increase (decrease) in net assets resulting from operations	441,757,656	(186,851,241)

Distributions to Shareholders[1]
From net investment income:
Institutional	(32,267,339)	(29,861,395)
Investor A	(23,146,017)	(22,366,748)
Investor C	(3,299,857)	(2,831,439)
Class K	(1,061,217)	(866,650)
Class R	(225,881)	(181,062)
From net realized gain:
Institutional	(26,396,679)	(197,494,848)
Investor A	(22,464,809)	(178,963,028)
Investor B	(22,561)	(399,486)
Investor C	(5,798,872)	(47,925,640)
Class K	(820,710)	(5,377,198)
Class R	(264,011)	(1,826,745)

Decrease in net assets resulting from distributions to shareholders	(115,767,953)	(488,094,239)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(185,802,248)	146,349,758

Net Assets
Total increase (decrease) in net assets	140,187,455	(528,595,722)
Beginning of period	3,689,214,565	4,217,810,287

End of period	$3,829,402,020	$3,689,214,565

Undistributed (distributions in excess of) net investment income, end of period	$(616,072)	$31,696,349

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

12	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016

Financial Highlights

	Institutional
	Six Months Ended December 31, 2016	Year Ended June 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$23.24	$27.88	$33.05	$30.22	$25.64	$26.94

Net investment income[1]	0.21	0.44	0.49	0.48	0.52	0.48
Net realized and unrealized gain (loss)	2.72	(1.79)	0.82	6.63	6.36	(1.07)

Net increase (decrease) from investment operations	2.93	(1.35)	1.31	7.11	6.88	(0.59)

Distributions:[2]
From net investment income	(0.45)	(0.43)	(0.50)	(0.49)	(0.56)	(0.48)
From net realized gain	(0.37)	(2.86)	(5.98)	(3.79)	(1.74)	(0.23)

Total distributions	(0.82)	(3.29)	(6.48)	(4.28)	(2.30)	(0.71)

Net asset value, end of period	$25.35	$23.24	$27.88	$33.05	$30.22	$25.64

Total Return[3]
Based on net asset value	12.63%[4]	(3.94)%	5.48%	25.22%	28.67%	(2.05)%

Ratios to Average Net Assets
Total expenses	0.55%[5]	0.55%	0.55%[6,7]	0.54%[6,7]	0.55%[6,7]	0.56%[6,7]

Total expenses after fees waived and/or reimbursed	0.55%[5]	0.55%	0.55%[6,7]	0.54%[6,7]	0.55%[6,7]	0.56%[6,7]

Net investment income	1.68%[5]	1.84%	1.62%[6,7]	1.51%[6,7]	1.89%[6,7]	1.88%[6,7]

Supplemental Data
Net assets, end of period (000)	$1,858,233	$1,738,222	$1,964,894	$2,136,401	$2,069,166	$2,066,925

Portfolio turnover rate	11%	42%	41%[8]	47%[9]	53%[9]	38%[9]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.

[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[8]	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[9]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016	13

Financial Highlights (continued)

	Investor A
	Six Months Ended December 31, 2016	Year Ended June 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$22.97	$27.59	$32.76	$29.99	$25.45	$26.75

Net investment income[1]	0.17	0.37	0.40	0.39	0.44	0.40
Net realized and unrealized gain (loss)	2.70	(1.77)	0.83	6.58	6.33	(1.07)

Net increase (decrease) from investment operations	2.87	(1.40)	1.23	6.97	6.77	(0.67)

Distributions:[2]
From net investment income	(0.38)	(0.36)	(0.42)	(0.41)	(0.49)	(0.40)
From net realized gain	(0.37)	(2.86)	(5.98)	(3.79)	(1.74)	(0.23)

Total distributions	(0.75)	(3.22)	(6.40)	(4.20)	(2.23)	(0.63)

Net asset value, end of period	$25.09	$22.97	$27.59	$32.76	$29.99	$25.45

Total Return[3]
Based on net asset value	12.51%[4]	(4.22)%	5.23%	24.86%	28.35%	(2.39)%

Ratios to Average Net Assets
Total expenses	0.83%[5]	0.83%	0.81%[6,7]	0.81%[6,7]	0.83%[6,7]	0.86%[6,7]

Total expenses after fees waived and/or reimbursed	0.83%[5]	0.83%	0.81%[6,7]	0.81%[6,7]	0.83%[6,7]	0.86%[6,7]

Net investment income	1.40%[5]	1.56%	1.36%[6,7]	1.24%[6,7]	1.61%[6,7]	1.59%[6,7]

Supplemental Data
Net assets, end of period (000)	$1,545,055	$1,503,837	$1,760,169	$1,808,120	$1,594,656	$1,439,411

Portfolio turnover rate	11%	42%	41%[8]	47%[9]	53%[9]	38%[9]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.

[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[8]	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[9]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

14	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016

Financial Highlights (continued)

	Investor B
	Six Months Ended December 31, 2016	Year Ended June 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$23.17	$27.51	$32.52	$29.65	$25.08	$26.27

Net investment income[1]	0.04	0.12	0.10	0.05	0.15	0.14
Net realized and unrealized gain (loss)	2.69	(1.73)	0.85	6.52	6.25	(1.02)

Net increase (decrease) from investment operations	2.73	(1.61)	0.95	6.57	6.40	(0.88)

Distributions:[2]
From net investment income	—	—	—	—	(0.09)	(0.08)
From net realized gain	(0.34)	(2.73)	(5.96)	(3.70)	(1.74)	(0.23)

Total distributions	(0.34)	(2.73)	(5.96)	(3.70)	(1.83)	(0.31)

Net asset value, end of period	$25.56	$23.17	$27.51	$32.52	$29.65	$25.08

Total Return[3]
Based on net asset value	11.80%[4]	(5.20)%	4.20%	23.57%	26.94%	(3.31)%

Ratios to Average Net Assets
Total expenses	1.99%[5]	1.90%	1.82%[6,7]	1.89%[6,7]	1.92%[6,7]	1.87%[6,7]

Total expenses after fees waived and/or reimbursed	1.99%[5]	1.90%	1.82%[6,7]	1.89%[6,7]	1.92%[6,7]	1.86%[6,7]

Net investment income	0.31%[5]	0.50%	0.35%[6,7]	0.18%[6,7]	0.54%[6,7]	0.58%[6,7]

Supplemental Data
Net assets, end of period (000)	$1,527	$2,437	$5,294	$14,930	$24,282	$41,283

Portfolio turnover rate	11%	42%	41%[8]	47%[9]	53%[9]	38%[9]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.

[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[8]	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[9]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016	15

Financial Highlights (continued)

	Investor C
	Six Months Ended December 31, 2016	Year Ended June 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$20.37	$24.84	$30.13	$27.89	$23.80	$25.03

Net investment income[1]	0.07	0.16	0.15	0.13	0.21	0.18
Net realized and unrealized gain (loss)	2.38	(1.60)	0.73	6.09	5.89	(0.99)

Net increase (decrease) from investment operations	2.45	(1.44)	0.88	6.22	6.10	(0.81)

Distributions:[2]
From net investment income	(0.21)	(0.17)	(0.19)	(0.19)	(0.27)	(0.19)
From net realized gain	(0.37)	(2.86)	(5.98)	(3.79)	(1.74)	(0.23)

Total distributions	(0.58)	(3.03)	(6.17)	(3.98)	(2.01)	(0.42)

Net asset value, end of period	$22.24	$20.37	$24.84	$30.13	$27.89	$23.80

Total Return[3]
Based on net asset value	12.04%[4]	(4.96)%	4.38%	23.90%	27.29%	(3.16)%

Ratios to Average Net Assets
Total expenses	1.62%[5]	1.62%	1.60%[6,7]	1.60%[6,7]	1.63%[6,7]	1.67%[6,7]

Total expenses after fees waived and/or reimbursed	1.62%[5]	1.62%	1.60%[6,7]	1.60%[6,7]	1.63%[6,7]	1.67%[6,7]

Net investment income	0.62%[5]	0.76%	0.57%[6,7]	0.45%[6,7]	0.81%[6,7]	0.77%[6,7]

Supplemental Data
Net assets, end of period (000)	$348,151	$355,558	$430,809	$459,708	$387,027	$365,319

Portfolio turnover rate	11%	42%	41%[8]	47%[9]	53%[9]	38%[9]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.

[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[8]	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[9]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

16	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016

Financial Highlights (continued)

	Class K
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Period February 4, 2015[1] to June 30, 2015

Per Share Operating Performance
Net asset value, beginning of period	$23.26	$27.90	$26.46

Net investment income[2]	0.22	0.46	0.20
Net realized and unrealized gain (loss)	2.73	(1.78)	1.24

Net increase (decrease) from investment operations	2.95	(1.32)	1.44

Distributions:[3]
From net investment income	(0.48)	(0.46)	—
From net realized gain	(0.37)	(2.86)	—

Total distributions	(0.85)	(3.32)	—

Net asset value, end of period	$25.36	$23.26	$27.90

Total Return[4]
Based on net asset value	12.69%[5]	(3.86)%	5.44%[5]

Ratios to Average Net Assets
Total expenses	0.44%[6]	0.44%	0.46	%[6],7

Total expenses after fees waived and/or reimbursed	0.44%[6]	0.44%	0.45	%[6],7

Net investment income	1.84%[6]	1.95%	1.75	%[6],7

Supplemental Data
Net assets, end of period (000)	$59,023	$72,584	$40,787

Portfolio turnover rate	11%	42%	41%[8,9]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.

[8]	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[9]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016	17

Financial Highlights (concluded)

	Class R
	Six Months Ended December 31, 2016	Year Ended June 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$21.73	$26.29	$31.51	$28.99	$24.63	$25.90

Net investment income[1]	0.12	0.28	0.29	0.28	0.34	0.30
Net realized and unrealized gain (loss)	2.55	(1.70)	0.78	6.34	6.12	(1.03)

Net increase (decrease) from investment operations	2.67	(1.42)	1.07	6.62	6.46	(0.73)

Distributions:[2]
From net investment income	(0.32)	(0.28)	(0.31)	(0.31)	(0.36)	(0.31)
From net realized gain	(0.37)	(2.86)	(5.98)	(3.79)	(1.74)	(0.23)

Total distributions	(0.69)	(3.14)	(6.29)	(4.10)	(2.10)	(0.54)

Net asset value, end of period	$23.71	$21.73	$26.29	$31.51	$28.99	$24.63

Total Return[3]
Based on net asset value	12.28%[4]	(4.53)%	4.86%	24.47%	27.92%	(2.73)%

Ratios to Average Net Assets
Total expenses	1.16%[5]	1.15%	1.16%[6,7]	1.12%[6,7]	1.18%[6,7]	1.22%[6,7]

Total expenses after fees waived and/or reimbursed	1.16%[5]	1.15%	1.16%[6,7]	1.12%[6,7]	1.16%[6,7]	1.20%[6,7]

Net investment income	1.07%[5]	1.24%	1.00%[6,7]	0.93%[6,7]	1.29%[6,7]	1.23%[6,7]

Supplemental Data
Net assets, end of period (000)	$17,413	$16,577	$15,857	$18,769	$16,655	$18,785

Portfolio turnover rate	11%	42%	41%[8]	47%[9]	53%[9]	38%[9]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.

[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[8]	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[9]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

18	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Basic Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are only available through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain investments of the Fund were valued using NAV per share as no quoted market value is available and have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016	19

Notes to Financial Statements (continued)

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

20	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016	21

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$ 1,253,262	$ (1,253,262)	—
JP Morgan Securities LLC	10,883,125	(10,883,125)	—
UBS Securities LLC	469,840	(469,840)	—

Total	$12,606,227	$(12,606,227)	—

[1]

Cash collateral with a value of $12,937,124 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $100 Million	0.60%
$100 Million - $200 Million	0.50%
Greater than $200 Million	0.40%

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.75%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended December 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor B	Investor C	Class R	Total
$1,923,797	$10,093	$1,793,694	$42,379	$3,769,963

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six

22	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)

months ended December 31, 2016, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$183,349
Investor A	$ 71

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended December 31, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor B	Investor C	Class R	Total
$13,594	$15,997	$308	$2,942	$85	$32,926

For the six months ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor B	Investor C	Class K	Class R	Total
$975,445	$1,100,522	$5,510	$322,799	$94	$18,943	$2,423,313

Other Fees: For the six months ended December 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $25,249.

For the six months ended December 31, 2016, affiliates received CDSCs as follows:

Investor A	$10,471
Investor C	$10,327

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses of Class R Shares to 1.22% of Class R Shares’ average daily net assets, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to November 1, 2017, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. For the six months ended December 31, 2016, the amount waived was $10,947.

For the period September 1, 2016 through October 28, 2016, the Manager voluntarily waived its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds. Prior to September 1, 2016, the Manager did not waive such fees.

Effective October 28, 2016, the waiver became contractual through October 31, 2017. This contractual agreement may be terminated by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

For the six months ended December 31, 2016, the Fund reimbursed the Manager $21,077 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016	23

Notes to Financial Statements (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended December 31, 2016, the Fund paid BIM $3,651 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

The Fund may lend in aggregate up to 15% of its net assets, but no more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. The Fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions. If the Fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2016, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Purchases and Sales:

For the six months ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were $399,452,559 and $723,409,415, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended June 30, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements

As of June 30, 2016, the Fund had a capital loss carryforward available to offset future realized capital gains of $4,728,160, all of which is due to expire June 30, 2017.

24	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$3,001,457,466

Gross unrealized appreciation	$947,401,248
Gross unrealized depreciation	(111,248,128)

Net unrealized appreciation	$836,153,120

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended December 31, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016	25

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended December 31, 2016		Year Ended June 30, 2016
	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,573,508	$162,384,737	13,785,835	$326,407,485
Shares issued in reinvestment distributions	2,115,331	53,411,718	9,599,291	207,823,577
Shares redeemed	(10,178,455)	(249,501,621)	(19,069,313)	(452,219,786)

Net increase (decrease)	(1,489,616)	$(33,705,166)	4,315,813	$82,011,276

Investor A
Shares sold and automatic conversion of shares	2,949,432	$72,176,431	8,124,768	$191,179,638
Shares issued in reinvestment distributions	1,679,225	41,962,245	8,623,350	184,795,800
Shares redeemed	(8,498,999)	(206,433,897)	(15,081,814)	(350,343,412)

Net increase (decrease)	(3,870,342)	$(92,295,221)	1,666,304	$25,632,026

Investor B
Shares sold	461	$11,233	1,045	$23,611
Shares issued in reinvestment distributions	802	20,423	16,061	348,845
Shares redeemed and automatic conversion of shares	(46,687)	(1,140,164)	(104,404)	(2,478,604)

Net decrease	(45,424)	$(1,108,508)	(87,298)	$(2,106,148)

Investor C
Shares sold	608,927	$13,213,547	2,234,338	$46,734,722
Shares issued in reinvestment distributions	368,140	8,157,065	2,396,616	45,750,622
Shares redeemed	(2,774,763)	(59,842,314)	(4,517,813)	(93,502,207)

Net increase (decrease)	(1,797,696)	$(38,471,702)	113,141	$(1,016,863)

Class K
Shares sold	763,979	$18,509,235	2,187,462	$49,971,570
Shares issued in reinvestment distributions	74,278	1,875,523	287,238	6,218,704
Shares redeemed	(1,631,624)	(39,968,941)	(815,631)	(17,731,737)

Net increase (decrease)	(793,367)	$(19,584,183)	1,659,069	$38,458,537

Class R
Shares sold	74,657	$1,711,782	285,211	$6,358,512
Shares issued in reinvestment distributions	20,732	489,892	98,858	2,007,803
Shares redeemed	(123,818)	(2,839,142)	(224,445)	(4,995,385)

Net increase (decrease)	(28,429)	$(637,468)	159,624	$3,370,930

Total Net Increase (Decrease)	(8,024,874)	$(185,802,248)	7,826,653	$146,349,758

[1]	Commencement of operations.

At December 31, 2016, 7,559 Class K Shares of the Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

26	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016

Notes to Financial Statements (concluded)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016	27

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director

Fred G. Weiss, Vice Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

On September 26, 2016, the Board appointed Lena G. Goldberg as a Director of the Fund, effective November 4, 2016.

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Directors of the Fund.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

28	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http:// www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016	29

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BV-12/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –   Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Basic Value Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc.

Date: February 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc.

Date:	February 27, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Basic Value Fund, Inc.

Date:	February 27, 2017

3